UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 16, 2024

BRIGHT GREEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41395	83-4600841
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1033 George Hanosh Boulevard

Grants, NM 87020

(Address of principal executive offices and zip code)

(833) 658-1799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BGXX	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2024, Bright Green Corporation (the “Company”) and Lynn Stockwell (“Lender”) entered into a Secured Amended and Restated Line of Credit Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, amending and restating the terms of the original note entered into on November 14, 2022, which was originally amended and restated August 19, 2024 (as amended and restated, the “Note”).

The Note provides, among other things, upon the Lender making a new advance in the principal amount of at least $2,500,000 under the terms of the Note (the “Required Funding”) to be received by the Company no later than two business days following the execution of the Note, all obligations due under the Note shall be secured by (i) a first lien mortgage on the Company’s fee interest in the real property and improvements thereon, including, without limitation, the land, buildings, fixtures, equipment and machinery located at 1033 George Hanosh Blvd, Grants, NM 87020 (the “Property”) and a first priority assignment of leases and rents, (ii) a first priority security interest in all accounts receivable of Company, (iii) an assignment of all contracts, licenses, permits, plans, specifications and other documentation with respect to the Property, and (iv) such other collateral as is customary for a loan of this type, including additional real property if the acquisition of such property occurs while this Note is outstanding.

The Note also provides for a conversion feature pursuant to which Lender may, at Lender’s discretion, convert up to $4 million of the outstanding principal and interest balance of the Note into shares of the Company’s newly designated Series A Preferred Stock, par value $0.0001 (the “Series A Preferred Stock”) at a conversion price of $0.40 per share, provided the Required Funding was received. Further pursuant to the terms of the Note, the Company agreed to file the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock with the Delaware Secretary of State, which is filed as Exhibit 3.1 to this Current Report on Form 8-K (the “Certificate of Designation”), within two business days following receipt of the Required Funding.

Pursuant to the Certificate of Designation, each share of Series A Preferred Stock, subject to the Stockholder Approval (as defined below), shall be convertible at the election of the holder (or automatically if the balance is not repaid by December 31, 2024), into 14 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock” and the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the “Conversion Shares”). Each share of Series A Preferred Stock is generally entitled to one vote per share, provided that no shares of Series A Preferred Stock are entitled to vote on the proposal related to the Stockholder Approval to occur at a meeting of stockholders. Other than the right of each holder to convert the Series A Preferred Stock into the Conversion Share, subject to the Stockholder Approval, there Series A Preferred Stock has equal distribution and dividend rights as the Common Stock.

Subject to the terms and limitations contained in the Certificate of Designation, the Series A Preferred Stock will not be convertible into Common Stock until the Company’s stockholders approve the issuance of the Conversion Shares upon conversion of the Series A Preferred Stock (the “Stockholder Approval”). The Stockholder Approval is required because, if and when the Conversion Shares would be issued, it represents the issuance of shares of Common Stock by the Company (i) to Lender, a director of the Company, below the “Minimum Value” as defined by The Nasdaq Stock Market, LLC, (ii) representing the potential issuance of more than 19.99% of the outstanding Common Stock of the Company below the “Minimum Price”, and (iii) representing a potential “change of control” of the Company. The Certificate of Designation provides that as soon as practicable, after the Required Funding has been received, the Company will file a preliminary proxy statement for a vote of the Company’s stockholders to approve the issuance of the Conversion Shares, if and when the shares of Series A Preferred Stock are issued upon conversion of the Note.

The Note contains certain representations and warranties, covenants and indemnities customary for similar transactions. The representations, warranties and covenants contained in the Note were made solely for the benefit of the parties to the Note and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Certificate of Designation and the Note do not purport to be complete and are qualified in their entirety by the full text of the Certificate of Designation and the Note, which are filed as Exhibit 3.1 and Exhibit 10.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Upon conversion of the Note, the Series A Preferred Stock, and upon conversion of the Series A Preferred Stock, the Conversion Shares, will be issued without registration under the Securities Act of 1933, as amended, in reliance upon the exemptions therefrom in transactions not involving a public offering, and in reliance on similar exemptions under applicable state laws.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Voting Preferred Stock
10.1	Secured Amended and Restated Line of Credit Note dated September 16, 2024, between Bright Green Corporation and Lynn Stockwell
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2024	Bright Green Corporation

	By:	/s/ Saleem Elmasri
Saleem Elmasri
Chief Financial Officer